EXHIBIT 99.2



                     [WAYPOINT FINANCIAL CORP. LOGO OMITTED]

                                                     STATUS REPORT FEBRUARY 2003
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                               CAUTION CONCERNING
                           FORWARD-LOOKING STATEMENTS

                   This presentation contains forward-looking
                       statements which involve risks and
                      uncertainties. The Company's actual
                   results may differ significantly from the
                    results discussed in the forward-looking
                                   statements.

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                                   WHO WE ARE

o    Formed in 2000 Through Merger of Two Thrifts
o    Over $5 Billion in Assets
o    Diversified Financial Services Company
o    Servicing Prosperous Growing Region
o    Growth Potential
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                                   WHO WE ARE

o    Nasdaq: WYPT
o    Nasdaq Financial-100 Index[registered]
o    S&P SmallCap 600 Index
o    90 Day Average Share Volume ~ 240,000
o    52 Week High - $19.74
o    52 Week Low - $15.45
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                               CORE MARKETS SERVED

                              [MAP GRAPHIC OMITTED]
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                              COMPETITIVE POSITION


RANK    HOLDING COMPANY              STATE   NO. OF BRANCHES  DEPOSITS ($000S)  MARKET SHARE (%)
   1    M&T BANK CORP.*                NY                 97         3,150,580            16.30
   2    FULTON FINANCIAL CORP.         PA                 72         2,685,360            15.13
   3    WAYPOINT FINANCIAL CORP.       PA                 50         2,348,737            12.15
   4    WACHOVIA CORP.                 NC                 48         1,912,399             9.89
   5    STERLING FINANCIAL CORP.       PA                 41         1,402,462             7.26
   6    PNC BANK CORP.                 PA                 30           977,607             5.06
   7    SUSQUEHANNA BANKSHARES         PA                 39           974,819             5.04
   8    CITIZENS/ROYAL BK SCOTLAND     FO                 27           931,315             4.82
   9    COMMUNITY BANKS, INC.          PA                 25           672,178             3.48
  10    PENNSYLVANIA COMMERCE          PA                 18           618,478             3.20


DEPOSITS AS OF JUNE 30, 2002 FOR WAYPOINT'S PRIMARY PENNSYLVANIA SERVICE AREA WHICH INCLUDES DAUPHIN, CUMBERLAND, YORK, LANCASTER AND LEBANON COUNTIES.

*INCLUDES PRO FORMA ACQUISITION OF ALLFIRST BY M&T BANK CORP.

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                           KEY PERFORMANCE INDICATORS

                                              2000*          2001         2002
                                              -----          ----         ----
Total Assets (in billions)                    $4.76         $5.37        $5.42

Net Income (in millions)                      $24.7         $39.1        $47.2

Earnings Per Share                             $.64         $1.03        $1.30

Return on Equity                              8.68%         8.34%        9.98%

Return on Assets                               .54%          .77%         .90%

Book Value per Share                         $11.49        $12.42       $13.16


*NOTE: PROFITABILITY FIGURES FOR YEAR 2000 EXCLUDE MERGER-RELATED ITEMS
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                              STRATEGIC INITIATIVE:
                         CHANGE PERFORMANCE AND CULTURE

o    Upgrade Professional Staff
o    Create Sales and Marketing Focus
o    Reorganized Banking Division


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                             STRATEGIC INITIATIVE;
                            DIVERSIFY LOAN PORTFOLIO

                           LOAN PORTFOLIO COMPOSITION

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                              STRATEGIC INITIATIVE:
                             MAINTAIN ASSET QUALITY

                                           12/31/00      12/31/01     12/31/02
                                           --------      --------     --------

AFLL to Total Loans                           0.87%         0.93%        1.19%

AFLL to Non-Performing Loans                 97.45%       100.76%      125.68%

Non-Performing Loans to Total Loans           0.89%         0.92%        0.86%

Charge-offs to Average Loans                  0.22%         0.25%        0.27%

Non-performing Assets to Total Assets         0.57%         0.45%        0.39%

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                              STRATEGIC INITIATIVE:
                                 EXPENSE CONTROL

                            EFFICIENCY RATIO BY YEAR

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                              STRATEGIC INITIATIVE:
                           IMPROVE NET INTEREST MARGIN

                          NET INTEREST MARGIN BY YEAR

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                              STRATEGIC INITIATIVE:
                          INCREASE NON-INTEREST INCOME

o    Service Charges on Deposits
o    Trust/Private Banking
o    Mortgage Banking
o    Brokerage
o    Settlement Services
o    Insurance
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                              STRATEGIC INITIATIVE:
                          INCREASE NON-INTEREST INCOME

o    Expanded Waypoint Insurance Group
     -   Combined Insurance Activities Under Single Line of Business
     -   Third Party Personal Lines Venture
     -   Long-Term Care Insurance
     -   Enhance Through Referrals

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                              STRATEGIC INITIATIVE:
                          INCREASE NON-INTEREST INCOME

                         NON-INTEREST INCOME (IN 000S)

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                              STRATEGIC INITIATIVE:
                               CAPITAL MANAGEMENT

o    Organic Growth
o    Stock Repurchases
o    Dividend Policy
o    Acquisition Strategy
o    Capital Structure
     -   Trust Preferred

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                               WAYPOINT STRENGTHS

o    Attractive Market
o    Leadership Transformation
o    Strong Market Share
o    Diversified Income Streams
o    Competitive Landscape

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                            2003 STRATEGIC OBJECTIVES

o    Increase Margin
o    Grow Core Deposits
o    Continue Financial Services Growth
o    Increase Market Penetration and Expansion
o    Seek Accretive Acquisitions

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                     [WAYPOINT BETTER BANKING LOGO OMITTED]